                                   FORM 8-A
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 Anthem, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Indiana                                               35-2145715
--------------------------------------------------------------------------------
       (State of incorporation                                (I.R.S. Employer
           or organization)                                  Identification No.)

         120 Monument Circle
         Indianapolis, Indiana                                      46204
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


     Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                 Name of each exchange on which
          to be so registered                 each class is to be registered
          ---------------------               ------------------------------

          Equity Security Units                   New York Stock Exchange


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[ ]

     Securities Act registration statement file number to which this form relates: 333-70566

     Securities to be registered pursuant to Section 12(g) of the Act:  None.
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The class of securities to be registered hereby are the Equity Security Units of Anthem, Inc. (the "Units").

          For a description of the Units, reference is made to the information set forth under the heading "Description of the Units" in the prospectus which forms a part of Anthem, Inc.'s Registration Statement on Form S-1 (Registration No. 333-70566), filed with the Securities and Exchange Commission on October 1, 2001, as amended by any amendments to such Registration Statement, and by any prospectus subsequently filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is incorporated herein by reference.


ITEM 2.   EXHIBITS.

          The following exhibits are filed as a part of this Registration Statement.

 EXHIBIT NO.                            DESCRIPTION
 -----------                            -----------

     1 Anthem, Inc.'s Registration Statement on Form S-1 (Registration No. 333-70566), as amended, including any prospectus filed pursuant to Rule 424(b) under the Securities Act (incorporated herein by reference).

     2 Restated Articles of Incorporation of Anthem, Inc. (incorporated herein by reference to Exhibit 3.1 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-67714)).

     3 By-Laws of Anthem, Inc. (incorporated herein by reference to Exhibit 3.2 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-67714)).

     4 Form of Indenture between Anthem, Inc. and The Bank of New York, as trustee, relating to the debt securities (incorporated herein by reference to Exhibit 4.3 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

     5 Form of First Supplemental Indenture between Anthem, Inc. and The Bank of New York, as trustee, relating to the Debentures (incorporated herein by reference to Exhibit 4.4 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

     6 Form of Purchase Contract Agreement (incorporated herein by reference to Exhibit 4.5 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

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     7         Form of Pledge Agreement (incorporated herein by reference to
               Exhibit 4.6 to the Anthem, Inc. Registration Statement on
               Form S-1 (Registration No. 333-70566)).

     8 Form of Debenture (incorporated herein by reference to Exhibit 4.7 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

     9 Form of Normal Unit (incorporated herein by reference to Exhibit 4.8 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

     10 Form of Stripped Unit (incorporated herein by reference to Exhibit 4.9 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

     11 Form of Remarketing Agreement (incorporated herein by reference to Exhibit 4.10 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    ANTHEM, INC.

Date: October 24, 2001


                                    By: /s/ David R. Frick
                                       -----------------------------------------
                                       Name: David R. Frick
                                       Title: Executive Vice President and Chief
                                                Legal and Administrative Officer

                                       4
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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
     1       Anthem, Inc.'s Registration Statement on Form S-1 (Registration
             No. 333-70566), as amended, including any prospectus filed pursuant to Rule 424(b) under the Securities Act (incorporated herein by reference).

     2 Restated Articles of Incorporation of Anthem, Inc. (incorporated herein by reference to Exhibit 3.1 to the Anthem, Inc. Registration
             Statement on Form S-1 (Registration No. 333-67714)).

     3 By-Laws of Anthem, Inc. (incorporated herein by reference to Exhibit 3.2 to the Anthem, Inc. Registration Statement on Form S-1
             (Registration No. 333-67714)).

     4 Form of Indenture between Anthem, Inc. and The Bank of New York, as trustee, relating to the debt securities (incorporated herein by reference to Exhibit 4.3 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

     5       Form of First Supplemental Indenture between Anthem, Inc. and The
             Bank of New York, as trustee, relating to the Debentures
             (incorporated herein by reference to Exhibit 4.4 to the Anthem, Inc. Registration Statement on Form S-1 (Registration
             No. 333-70566)).

     6 Form of Purchase Contract Agreement (incorporated herein by reference to Exhibit 4.5 to the Anthem, Inc. Registration Statement on Form S-1 (Registration No. 333-70566)).

     7 Form of Pledge Agreement (incorporated herein by reference to Exhibit 4.6 to the Anthem, Inc. Registration Statement on Form S-1
             (Registration No. 333-70566)).

     8       Form of Debenture (incorporated herein by reference to Exhibit 4.7 to the Anthem, Inc. Registration Statement on Form S-1
             (Registration No. 333-70566)).

     9       Form of Normal Unit (incorporated herein by reference to Exhibit
             4.8 to the Anthem, Inc. Registration Statement on Form S-1
             (Registration No. 333-70566)).

    10       Form of Stripped Unit (incorporated herein by reference to Exhibit
             4.9 to the Anthem, Inc. Registration Statement on Form S-1
             (Registration No. 333-70566)).

    11 Form of Remarketing Agreement (incorporated herein by reference to Exhibit 4.10 to the Anthem, Inc. Registration Statement on Form S-1
             (Registration No. 333-70566)).


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